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Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-63325) pertaining to the Stock Option Plan of Information Holdings Inc. of our report dated March 3, 1999 on the consolidated financial statements of Information Holdings Inc. and subsidiaries included in the Annual Report (Form 10-K) for the year ended December 31, 1998.


New York, New York                                 ERNST & YOUNG LLP
March 26, 1999